UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2017

IEG HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-55463	90-1069184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6160 West Tropicana Ave., Suite E-13, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 227-5626

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01.	Regulation FD Disclosure.

On August 1, 2017, IEG Holdings Corporation (“IEG Holdings”) issued a press release announcing that it had made the determination that it would terminate the offer (the “Offer”) by IEG Holdings to exchange four shares of IEG Holdings’ common stock, par value $0.001 per share, for each share of common stock, par value $0.01 per share, of LendingClub Corporation (“LendingClub”), up to an aggregate of 40,345,603 shares of LendingClub common stock, representing approximately 9.99% of LendingClub’s outstanding shares as of April 28, 2017, validly tendered and not properly withdrawn in the Offer. IEG Holdings filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 dated July 12, 2017, relating to the offer and sale of shares of IEG common stock that were to be issued to holders of LendingClub shares in the Offer (the “Registration Statement”), and a Tender Offer Statement on Schedule TO, originally filed with the SEC on July 12, 2017 (as amended thereafter, the “Schedule TO”).

Following the launch of the Offer, IEG Holdings’ per share stock price, as quoted on the OTCQB, dropped significantly. On August 1, 2017, due to the stock price drop, IEG Holdings determined that the Offer no longer had a reasonable chance of success and accordingly, IEG Holdings determined that it would terminate the Offer and withdraw the Registration Statement. Furthermore, IEG Holdings has no intention of launching the Offer or another tender offer in the near future. The Registration Statement was withdrawn on August 1, 2017. Any shares that have been tendered by LendingClub stockholders have not yet been accepted and will be returned to the relevant stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of IEG Holdings Corporation dated August 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEG HOLDINGS CORPORATION

Date: August 1, 2017	By:	/s/ Paul Mathieson
	Name:	Paul Mathieson
	Title:	President and Chief Executive Officer